BROWN ADVISORY FUNDS

Brown Advisory Global Leaders Fund
(the “Fund”)

Institutional Shares (Not Available for Sale)
Investor Shares (BIALX)
Advisor Shares (Not Available for Sale)

Supplement dated May 7, 2015
to the Prospectus, Summary Prospectus and Statement of Additional Information dated May 7, 2015

This supplement serves as notification of the following change:

1.           Investor Shares Not Available for Sale

Please be advised that the Investor Shares of the Fund are not yet available for sale. This supplement is effective from May 7, 2015 to June 30, 2015.

If you have any questions, please call the Fund at 1-800-540-6807 (toll free) or 414-203-9064.

Investors should retain this supplement for future reference